
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 8, 2000


                          DEALER AUTO RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)



        Delaware                                            36-4347972
(State or other jurisdiction         333-32802             (IRS Employer
     of incorporation)        (Commission File Number)  Identification Number)


          230 West Monroe Street
          Chicago, Illinois                                     60606
          (Address of principal executive offices)            (Zip Code)

                                (312) 456-1250
            (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

       The registrant is filing the consent of Ernst & Young LLP relating to the use of its report regarding the balance sheet of Dealer Auto Receivables Owner
Trust 2000-1 in the prospectus dated August 8, 2000 under Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements: See attached.

(b)    Pro Forma Financial Information: None

(c)    Exhibits:

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

     EXHIBIT NO.     DOCUMENT
     ----------      --------
        23.1         Balance Sheet of Dealer Auto Receivables Owner Trust 2000-1
        23.2         Report of Ernst & Young LLP
        23.3         Consent of Ernst & Young LLP

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DEALER AUTO RECEIVABLES CORP.

                            By: /s/ WILLIAM J. SPARER
                                --------------------------
                                William J. Sparer
August 9, 2000

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                                  EXHIBIT INDEX


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

     EXHIBIT NO.    DOCUMENT                                              PAGE
     ----------     --------                                              ----
        23.1        Balance Sheet of Dealer Auto Receivables
                    Owner Trust 2000-1
        23.2        Report of Ernst & Young LLP
        23.3        Consent of Ernst & Young LLP



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